                                            U.S. SECURITIES AND EXCHANGE COMMISSION
                                                        WASHINGTON, D.C. 20549

                                                            FORM 8-K

                                        Current Report Pursuant to Section 13 or 15(d) of
                                                    the Securities Exchange Act of 1934

                                            Date of Report (Date of earliest event reported):
                                                        March 8, 2016

                                                    VALLEY HIGH MINING COMPANY
                                   (Exact name of small business issuer as specified in its charter)

                            Wyoming                           000-51232                       68-0582275
                        ______________________          _____________________            ____________________
                   (State of other jurisdiction         (Commission File Number)        (IRS Employer ID No.)
                        of incorporation)

                                                        1325 Cavendish Drive
                                                                Suite 201
                                                            SIlver Spring, MD 20905
                                                (Address of principal executive offices)

                                                            (301) 202-7762
                                            (Registrants telephone number, including area code)

                                        (former name or former address, if changed since last report)

________________________________________________________________________________________________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

__ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
__ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
__ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
__ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On February 24, Valley High Mining Company (the Company, entered into a non-binding Letter of Intent to acquire all of the shares of
GEAR Sports Nutrition Inc. (GEAR) and substantially all of the assets and certain liabilities of GEAR, which was subject to certain conditions.

Subject to the Definitive Agreement and in connection with the Acquisition, the Company will acquire all of the outstanding capital stock of
GEAR in exchange for shares of the Companys common stock (Common Stock).  Upon the closing, the Company will own 100% of GEAR common stock issued and outstanding along with all assets and liabilities of GEAR. GEAR will become a 100% owned subsidiary of the
Company.

In consideration of the Acquisition, the shareholders of GEAR shall exchange their shares for shares of the Company.  In consideration of the execution of the Letter of Intent, the Company has caused to be issued Two Hundred Twenty-Five Million Restricted Shares (225,000,000)
of the Companys common stock on March 8, 2016, which marked the final conditional fulfillment of the Letter of Intent.  The final number of shares to be issued is yet to be determined in the Definitive Agreement.

The anticipated closing date for the Transactions shall be upon completion of GEAR audited Financial Statements and the filing of an Amended
8-K estimated to be complete within 72 days of the execution of this Letter of Intent or sooner (the Closing Date).  Following the Closing Date, the Company will change its name to a mutually agreeable name, or such other name as shall be determined by the Company.  In addition, the Company shall take any necessary action to amend and restate its organizational documents and bylaws prior to the Closing as may be required to complete the GEAR acquisition.

                                                                                                        SIGNATURES

Pursuant to the requirements of Section 12 of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized on March 10, 2016.

                                                                                                VALLEY HIGH MINING COMPANY

                                                                                                    By:  /s/ Clifford Pope
                                                                                                Clifford Pope, Chief Executive Officer